SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported)      February 13, 2004

CORAM HEALTHCARE CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11343	33-0615337

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1675 Broadway, Suite 900, Denver, Colorado	80202

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code     (303) 292-4973

(Former name or former address, if changed since last report)

     Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes☐     No ☐
(On August 8, 2000, the registrant and one of its wholly-owned subsidiaries filed voluntary petitions under Chapter 11 of Title 11 of the United States Code in the Bankruptcy Court for the District of Delaware. Through February 26, 2004, no plan or plans of reorganization have been confirmed by such court.)

Item 5. Other Events and Regulation FD Disclosure

Two competing proposed plans of reorganization have been filed in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the jointly administered bankruptcy cases of Coram Healthcare Corporation (“CHC”) and Coram, Inc. (“CI”) (CHC and CI are hereinafter collectively referred to as the “Debtors”). On February 13, 2004, the Official Committee of the Equity Security Holders of Coram Healthcare Corporation filed in the Bankruptcy Court its Amendment To Second Supplement To The Second Amended Plan Of Reorganization Of The Official Committee Of Equity Security Holders Of Coram Healthcare Corporation And Coram, Inc. (the “Equity Committee’s Plan Supplement”). The Equity Committee’s Plan Supplement, which has been attached hereto as Exhibit 99.1, may be subject to future changes and/or amendments.

The two competing proposed plans of reorganization remain subject to confirmation by the Bankruptcy Court. Hearings to consider confirmation of such proposed plans of reorganization and any objections thereto commenced on September 30, 2003 and are ongoing.

Note: Except for historical information, all other statements in this report are “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. The actual results of the Debtors and their operating subsidiaries (collectively the “Company”) may vary materially from these forward-looking statements due to important risk factors, including the Company’s historical lack of profitability; uncertainties associated with the outcomes of certain pending legal matters, including the bankruptcy proceedings; the Company’s leveraged financial structure; the Company’s ability to comply with certain governmental regulations; the Company’s need to obtain additional financing or equity; the Company’s limited liquidity; the Company’s dependence upon its relationships with third party payers and the prices paid by such third party payers for the Company’s services; and certain other factors. Risk factors are described in greater detail in the Company’s Annual Reports on Form 10-K, Form 10-Q Quarterly Reports and Form 8-K Current Reports on file with the Securities and Exchange Commission.

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Item 7. Financial Statements and Exhibits

     (c) Exhibits

Exhibit
Number	Description of Document
99.1	Amendment To Second Supplement To The Second Amended Plan Of Reorganization Of The Official Committee Of Equity Security Holders Of Coram Healthcare Corporation And Coram, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORAM HEALTHCARE CORPORATION
Date: February 26, 2004	By:	/s/ SCOTT R. DANITZ
		Name:	Scott R. Danitz
		Title:	Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

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EXHIBIT INDEX

Exhibit
Number	Description of Document
99.1	Amendment To Second Supplement To The Second Amended Plan Of Reorganization Of The Official Committee Of Equity Security Holders Of Coram Healthcare Corporation And Coram, Inc.